UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 Marina View, Asia Square Tower 1 #41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by L Catterton Asia Acquisition Corp (the “Company”) on March 19, 2021 (the “Initial Form 8-K”), on March 15, 2021, the Company completed its initial public offering (the “IPO”) of 25,000,000 units the (“Units”). Each Unit consists of one share of Class A ordinary share, par value $0.0001 per share (the “Class A ordinary share”) and one-third of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-253334). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $250,000,000.  The Company granted the underwriter in the IPO (the “Underwriter”) a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any.  On March 20, 2021, the Underwriter exercised the over-allotment option in part and purchased an additional 3,650,874 Units, generating additional gross proceeds of $36,508,740.

As previously reported on the Initial Form 8-K, on March 15, 2021, simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement with LCA Acquisition Sponsor, LP (the “Sponsor”) of 5,000,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant (the “Private Placement”), generating total proceeds of $7,500,000.  In connection with the Underwriters’ exercise of their over-allotment option, the Sponsor purchased an additional 486,784 Private Placement Warrants, generating gross proceeds of $730,176.

A total of $36,508,740 of the net proceeds from the sale of the Additional Units was deposited in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $286,508,740.

An audited balance sheet as of March 15, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on March 19, 2021. The Company’s unaudited pro forma balance sheet as of March 15, 2021, adjusted for the receipt of the net proceeds from the sale of the Additional Units and the Private Placement, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

99.1	Unaudited Pro-forma Balance Sheet as of March 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2021

L Catterton Asia Acquisition Corp

By:	/s/ Chinta Bhagat
Name: Chinta Bhagat
Title: Co-Chief Executive Officer and Chairman